                          PFL Endeavor Target Account
                                 Annual Report
                               December 31, 1998

Policyholder Letter

Dear Valued Policyholder:

We are pleased to present you with the market activity information on PFL Endeavor Target Account for the period ending December 31, 1998. We hope that you will find the underlying investment information interesting and informative.

This correspondence is also an opportunity to remind you that we welcome your comments and ideas as to how we can serve you even better. If you have any questions or comments, please call the Variable Annuity Department at 800-525-6205.

You can be assured of our continuing commitment to providing quality products and excellent service to our policyholders.

Sincerely yours,

/s/ Vincent J. McGuinness, Jr.

Vincent J. McGuinness, Jr.
President and Chief Executive Officer
PFL Target Account

Portfolio Manager Letter


The PFL Endeavor Target Account is subadvised by First Trust Advisors L.P. ("FTA"). FTA manages assets in excess of $12 billion.

The investment philosophy seeks to take advantage of dividend yields. When a corporation's stock price falls but its dividend remains constant, the dividend yield rises. Consequently, FTA believes that an excellent way to invest in the large-cap domestic equity asset class is to buy undervalued corporations with high dividend yields. These corporations have the potential to outperform the Dow Jones Industrial Average ("DJIA") and the S&P 500 Index when returning to favor.

The Dow Target 5 Subaccount July Series will invest in the common stock of the five companies with the lowest per share price of the ten companies in the DJIA that have the highest dividend yield as of the last business day before July 1st each year and hold those stocks for the following 12 month period. The Dow Target 10 Subaccount July Series will invest in the common stock of the ten companies in the DJIA that have the highest dividend yield as of the last business day before July 1st each year and hold those stocks for the following 12 month period.

In the shadow of the 3Q and 4Q 1998 "Asian Crisis", the U.S. financial markets, as measured by the broad indexes, swooned in August and early September, but rallied back to finish with the Dow Jones Industrial Average up 16% and the S&P 500 up 26.7% and the technology-heavy NASDAQ Composite up 39.6%. The January 4, 1999 Barron's referred to the U.S. market as the "Teflon Market" because of above average returns in the face of tepid corporate profits, a credit crunch caused by the Asian currency collapses and Long Term Capital, the huge hedge fund, collapse, and the first impeachment of a U.S. president in over 100 years. The Federal Reserve, after rallying Wall Street to bail-out Long Term Capital in late September, decreased fed fund rates, rallied the bond market, and thereby, helped the stock market to finish the 4th quarter on an up-leg.

The market had a definite preference for growth instead of value. The Dow Target 5 and The Dow Target 10, both value oriented strategies, were unable to keep pace with the ever climbing DJIA Index as strategy stocks failed to keep pace with the best performers of the DJIA index which included retailer Wal-Mart, technology driven IBM, and fast-food chain McDonalds. While the Dow Target 5 & Dow Target 10 had good performance relative to the mean return of the strategy, and the DJIA, their relative return compared to the DJIA underperformed.

First Trust Advisors, L.P.

Schedule of Investments

                          PFL Endeavor Target Account
                      Dow Target 5--July Series Subaccount
                               December 31, 1998

                                                            Shares     Value
                                                            ------  -----------
COMMON STOCK--102.1%
Automotives--19.3%
  General Motors Corporation............................... 38,515  $ 2,758,637
                                                                    -----------

Consumer Products--24.5%
  Philip Morris Companies, Inc............................. 65,348    3,496,118
                                                                    -----------

Machinery--15.7%
  Caterpillar, Inc......................................... 48,646    2,237,716
                                                                    -----------

Paper & Paper Products--18.8%
  International Paper Company.............................. 59,820    2,680,684
                                                                    -----------

Telecommunications--23.8%
  AT&T Corporation......................................... 45,032    3,388,658
                                                                    -----------

  Total Common Stock
   (Cost $13,341,560).............................................   14,561,813
                                                                    -----------

TOTAL INVESTMENTS
 (Cost $13,341,560*).......................................  102.1%  14,561,813
OTHER ASSETS AND LIABILITIES (Net).........................   -2.1%    (305,212)
                                                            ------  -----------
NET ASSETS.................................................  100.0% $14,256,601
                                                            ======  ===========

*Aggregate cost for federal tax purposes.


See accompanying notes

Schedule of Investments

                          PFL Endeavor Target Account
                     Dow Target 10--July Series Subaccount
                               December 31, 1998

                                                            Shares     Value
                                                            ------  -----------
COMMON STOCK--104.2%
Automotives--10.7%
  General Motors Corporation............................... 15,264  $ 1,093,284
                                                                    -----------

Consumer Products--13.6%
  Philip Morris Companies, Inc............................. 25,890    1,385,115
                                                                    -----------

Diversified Manufacturing--8.9%
  Minnesota Mining & Manufacturing Company................. 12,407      905,711
                                                                    -----------

Financial Services--8.9%
  J.P. Morgan & Company, Inc...............................  8,701      914,149
                                                                    -----------

Machinery--8.7%
  Caterpillar, Inc......................................... 19,284      887,064
                                                                    -----------

Miscellaneous Manufacturing Industries--9.8%
  Eastman Kodak Company.................................... 13,952    1,004,544
                                                                    -----------

Oil & Gas Extraction--10.2%
  Exxon Corporation........................................ 14,303    1,045,907
                                                                    -----------

Paper & Paper Products--10.4%
  International Paper Company.............................. 23,712    1,062,594
                                                                    -----------

Petroleum Refining--9.9%
  Chevron Corporation...................................... 12,270    1,017,643
                                                                    -----------

Telecommunications--13.1%
  AT&T Corporation......................................... 17,854    1,343,513
                                                                    -----------

  Total Common Stock
   (Cost $10,270,166).............................................   10,659,524
                                                                    -----------

TOTAL INVESTMENTS
 (Cost $10,270,166*).......................................  104.2%  10,659,524
OTHER ASSETS AND LIABILITIES (Net).........................   -4.2%    (431,792)
                                                            ------  -----------
NET ASSETS.................................................  100.0% $10,227,732
                                                            ======  ===========

*Aggregate cost for federal tax purposes.

See accompanying notes

Statement of Assets and Liabilities

                          PFL Endeavor Target Account
                               December 31, 1998

                                                   Dow Target 5 Dow Target 10
                                                   July Series   July Series
                                          Total     Subaccount   Subaccount
                                       ----------- ------------ -------------
Assets

Investment in securities, at market
 value                                 $25,221,337 $14,561,813   $10,659,524
Cash                                       200,014     198,522         1,492
Receivable from investment manager           8,635       1,456         7,179
Dividends and/or interest receivable        69,228      40,121        29,107
                                       ----------- -----------   -----------
  Total assets                         $25,499,214 $14,801,912   $10,697,302
                                       =========== ===========   ===========

Liabilities and contract owners'
 equity

Liabilities:

Payable for investment securities
 purchased                             $   817,773 $   545,311   $   272,462
Payable to custodian                       197,108         --        197,108
                                       ----------- -----------   -----------
  Total liabilities                      1,014,881     545,311       469,570

Contract owners' equity

Deferred annuity contracts terminable
 by owners                              24,484,333  14,256,601    10,227,732
                                       ----------- -----------   -----------
  Total liabilities and contract
   owner's equity                      $25,499,214 $14,801,912   $10,697,302
                                       =========== ===========   ===========


See accompanying notes

Statement of Operations

                          PFL Endeavor Target Account
Period from July 1, 1998 (commencement of operations) through December 31, 1998

                                                    Dow Target 5 Dow Target 10
                                                    July Series   July Series
                                          Total      Subaccount   Subaccount
                                        ----------  ------------ -------------
Net investment income

Investment income:
Dividends                               $  169,645   $   96,171    $ 73,474
                                        ----------   ----------    --------
  Total investment income                  169,645       96,171      73,474
                                        ----------   ----------    --------

Expenses:
Mortality and expense risk charge           86,226       49,425      36,801
Investment management fee                   41,982       24,054      17,928
Custodian fees                               8,056        4,028       4,028
Transfer agent fees                          6,376        2,902       3,474
Legal fees                                     169           58         111
Audit fees                                   3,491        2,046       1,445
Organization expenses                       37,880       18,940      18,940
Trustee fees and expenses                    5,015        3,204       1,811
Printing                                     1,513          762         751
Administration fee                             390          232         158
                                        ----------   ----------    --------
  Total gross expenses                     191,098      105,651      85,447
Less:
Waiver/reimbursement from investment
 manager                                   (26,373)     (11,453)    (14,920)
Credits allowed by custodian                (5,341)      (2,848)     (2,493)
                                        ----------   ----------    --------
  Total net expenses                       159,384       91,350      68,034
                                        ----------   ----------    --------
    Net investment income                   10,261        4,821       5,440
                                        ----------   ----------    --------

Net unrealized appreciation from
 investments

Net change in unrealized appreciation
 of investments:
  Beginning of the period                      --           --          --
  End of the period                      1,609,611    1,220,253     389,358
                                        ----------   ----------    --------
  Net change in unrealized appreciation
   of investments                        1,609,611    1,220,253     389,358
                                        ----------   ----------    --------
Increase from operations                $1,619,872   $1,225,074    $394,798
                                        ==========   ==========    ========


See accompanying notes

Statement of Changes in Contract Owners' Equity

                          PFL Endeavor Target Account
Period from July 1, 1998 (commencement of operations) through December 31, 1998

                                                   Dow Target 5  Dow Target 10
                                                   July Series    July Series
                                         Total      Subaccount    Subaccount
                                      -----------  ------------  -------------
Operations

  Net investment income               $    10,261  $     4,821    $     5,440
  Net change in unrealized
   appreciation of investments          1,609,611    1,220,253        389,358
                                      -----------  -----------    -----------
  Increase from operations              1,619,872    1,225,074        394,798
                                      -----------  -----------    -----------

Contract transactions

  Net contract purchase payments       16,360,693    9,410,629      6,950,064
  Transfer payments from other
   subaccounts or general account       6,753,903    3,801,466      2,952,437
  Contract terminations, withdrawals,
   and other deductions                  (250,135)    (180,568)       (69,567)
                                      -----------  -----------    -----------
  Increase from contract transactions  22,864,461   13,031,527      9,832,934
                                      -----------  -----------    -----------
  Net increase in contract owners'
   equity                              24,484,333   14,256,601     10,227,732

Contract owner's equity
  Beginning of the period                      --           --             --
                                      -----------  -----------    -----------
  End of the period                   $24,484,333  $14,256,601    $10,227,732
                                      ===========  ===========    ===========



See accompanying notes

Notes to Financial Statements

                          PFL Endeavor Target Account
                               December 31, 1998


1.Organization and Summary of Significant Accounting Policies

Organization:
The PFL Endeavor Target Account (the Target Account) is a segregated investment subaccount of PFL Life Insurance Company (PFL Life), an indirect wholly-owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

The Target Account is registered with the Securities and Exchange Commission
(SEC) as an open-end management investment company pursuant to provisions of the Investment Company Act of 1940. The SEC, however, does not supervise the management or the investment practices or policies of the Target Account. The Target Account is currently divided into two investment subaccounts, Dow Target 5--July Series (Target 5) and Dow Target 10--July Series (Target 10). Investment activity in these investment subaccounts is available for investment to contract owners of The Endeavor Variable Annuity, The Endeavor Platinum Variable Annuity, and The Endeavor ML Variable Annuity (the Variable Annuities), issued by PFL Life. Net purchase payments received by the Target Account for the Variable Annuities are invested in the subaccounts as selected by the contract owner. The Target 5 and Target 10 commenced operations on July 1, 1998.

Portfolio Valuation:
The Target Account's investments are valued at market value as determined using the last reported sale price at the close of the New York Stock Exchange on December 31, 1998.

Securities Transactions and Investment Income:
Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Unrealized gains or losses from investments are credited or charged to contract owners equity.

Concentration of Risk:
An investment in the Target Account may be subject to additional risk due to the relative lack of diversity in its portfolio.

Income Taxes:
Operations of the Target Account form a part of PFL Life, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the "Code"). The operations of the Target Account are accounted for separately from other operations of PFL Life for purposes of federal income taxation. The Target Account is not separately taxable as a regulated investment company under Subchapter M of the Code and is not otherwise taxable as an entity separate from PFL Life. Under existing federal income tax laws, the income of the Target Account, to the extent applied to increase reserves under the variable annuity contracts, is not taxable to PFL Life.

2.Fees and Expenses

The Target Account is managed by Endeavor Investment Advisers (the "Investment Manager") pursuant to a management agreement. The Investment Manager is a general partnership of which Endeavor Management Co. is the managing partner. The limited partner in the Investment Manager is AUSA Financial Markets, Inc., an affiliate of PFL Life. The Investment Manager is responsible for providing investment management and

Notes to Financial Statements

                          PFL Endeavor Target Account
                               December 31, 1998


2.Fees and Expenses (continued)

administrative services to the Target Account. First Trust Advisers L.P. (the Adviser) is the Account's investment Adviser. As compensation for these services, the Target Account pays the Investment Manager a monthly fee based on a percentage of the average daily net assets at the annual rate of 0.75% for each Subaccount. In addition, the Investment Manager pays the Adviser a fee equal to 0.35% of the average daily net assets.

The subaccounts pay all expenses not assumed by the Investment Manager. First Data Investor Services Group, Inc. (Investor Services Group), a wholly-owned subsidiary of First Data Corporation, serves as Administrator to the Subaccounts and is paid a flat fee of $10,000 per annum for each Subaccount. Investor Services Group also serves as the Fund's transfer agent.

From time to time the Investment Manager may waive a portion or all of the fees otherwise payable to it and/or reimburse the Target Account for expenses. The Investment Manager has voluntarily undertaken to waive its fees and has agreed to bear certain expenses to ensure that total expenses do not exceed 1.30% of the Subaccount's average daily net assets. For the period ended December 31, 1998, the Investment Manager waived and reimbursed expenses of $26,373. Boston Safe Deposit and Trust Company (BSDT), an indirect wholly-owned subsidiary of Mellon Bank Corporation, serves as the Subaccount's custodian. BSDT has agreed to compensate the Target Account and decrease custody fees for cash balances left uninvested by each Subaccount. For the period ended December 31, 1998, the Target Account's expenses were reduced by a total of $5,341.

No director, officer or employee of the Investment Manager, Endeavor Management Co., the Advisers or Investor Services Group received any compensation from the Fund for serving as an officer or Trustee of the Fund. The Target Account pays each Trustee who is not a director, officer or employee of the Investment Manager, Endeavor Management Co., the Advisers, Investor Services Group or any of their affiliates $1,000 per annum plus $100 per regularly scheduled meeting attended and reimburses them for travel and out-of-pocket expenses.

Administrative charges include an annual charge of the lesser of 2% of the policy value or $35 per contract which will commence on the first policy anniversary of each contract owner's account. For policies issued on or after May 1, 1995, the fee is waived if the sum of the premium payments less the sum of all partial withdrawals is at least $50,000 on the policy anniversary. Charges for administrative fees to the variable annuity contracts are an expense of the Target Account.

PFL Life deducts a daily charge for assuming certain mortality and expense risks. For the 5% Annually Compounding Death Benefit and the Annual Step-Up Death Benefit, this charge is equal to an effective annual rate of 1.25% of the value of the contract owners' individual account. For the Return of Premium Death Benefit, the corresponding charge is equal to an effective annual rate of 1.10% of the value of the contract owners' individual account. PFL Life also deducts a daily administrative charge equal to an annual rate of .15% of the contract owners' account for administrative expenses. For certain policies of Endeavor Variable Annuity and of Endeavor ML Variable annuity sold on or after May 1, 1997, during the first seven policy years, PFL deducts a daily Distribution Finance Charge equal to an effective annual rate of .15% of the contract owners' account. For certain policies of Endeavor Platinum Variable Annuity sold on or after May 1, 1997, during the first ten policy years, PFL deducts a daily Distribution Finance Charge equal to an effective annual rate of .25% of the contract owners' account.

Notes to Financial Statements

                          PFL Endeavor Target Account
                               December 31, 1998

3.Securities Transactions

For the period ended December 31, 1998 the aggregate cost of purchases of securities for the Target 5 and Target 10 Subaccounts were $13,341,560 and $10,270,166, respectively.

Net unrealized appreciation of investments at December 31, 1998 was composed of the following:

                                          Gross         Gross          Net
                                        Unrealized    Unrealized    Unrealized
                                       Appreciation (Depreciation) Appreciation
                                       ------------ -------------- ------------
Dow Target 5--July Series Subaccount    $1,294,405    $ (74,152)    $1,220,253
Dow Target 10--July Series Subaccount      557,286     (167,928)       389,358

4.Contract Owners' Equity

A summary of deferred annuity contracts terminable by owners at December 31, 1998 follows:

                                                                      5% Annually Compounding Death Benefit
                              Return of Premium Death Benefit            or Annual Step-Up Death Benefit
                         ------------------------------------------ -----------------------------------------
                          Accumulation  Accumulation     Total      Accumulation  Accumulation     Total
                          Units Owned    Unit Value  Contract Value  Units Owned   Unit Value  Contract Value
                         --------------------------- -------------- ------------- ------------ --------------
Dow Target 5 July Series Subaccount:
 PFL Endeavor Variable
  Annuity                 1,687,953.146  $1.122170     $1,894,170   4,444,952.078  $1.121334     $4,984,276
 PFL Endeavor ML
  Variable Annuity          175,737.901   1.122170        197,208     662,269.122   1.121334        742,625
 Endeavor Platinum
  Variable Annuity        2,070,741.956   1.121610      2,322,565   3,672,232.106   1.120778      4,115,757
                                                       ----------                                ----------
                                                       $4,413,943                                $9,842,658
                                                       ==========                                ==========
Dow Target 10 July Series Subaccount:
 PFL Endeavor Variable
  Annuity                 1,692,850.632  $1.034764     $1,751,701   2,825,523.187  $1.033997     $2,921,582
 PFL Endeavor ML
  Variable Annuity          141,796.418   1.034764        146,726   1,304,683.807   1.033997      1,349,039
 Endeavor Platinum
  Variable Annuity          626,721.861   1.034250        648,187   3,299,993.019   1.033486      3,410,497
                                                       ----------                                ----------
                                                       $2,546,614                                $7,681,118
                                                       ==========                                ==========

At December 31, 1998 contract owners' equity was comprised of:

                                                   Dow Target 5 Dow Target 10
                                                   July Series   July Series
                                          Total     Subaccount   Subaccount
                                       ----------- ------------ -------------
Unit transactions and accumulated net
 investment income                     $22,874,722 $13,036,348   $ 9,838,374
Adjustment for appreciation to market
 value                                   1,609,611   1,220,253       389,358
                                       ----------- -----------   -----------
  Total contract owners' equity        $24,484,333 $14,256,601   $10,227,732
                                       =========== ===========   ===========

Notes to Financial Statements

                          PFL Endeavor Target Account
                               December 31, 1998


4.Contract Owners' Equity (continued)

A summary of changes in contract owners' account units follows:

                                        Dow Target 5 Dow Target 10
                                        July Series   July Series
                                         Subaccount   Subaccount
                                        ------------ -------------
Units outstanding--beginning of period           --           --
Units purchased                           9,327,979    7,452,618
Units redeemed and transferred            3,385,907    2,438,951
                                         ----------    ---------
Units outstanding--end of period         12,713,886    9,891,569
                                         ==========    =========

5.Year 2000 (Unaudited)

The term Year 2000 Issue generally refers to the improper processing of dates and incorrect date calculations that might occur in computer software and hardware and embedded systems as the Year 2000 is approached. The use of computer programs that rely on two-digit date fields to perform computations and decision-making functions may cause systems to malfunction when processing information involving dates after 1999. For example, any computer software that has date-sensitive coding might recognize a code of 00 as the year 1900 rather than the year 2000.

PFL Life has developed a Year 2000 Project Plan (the Plan) to address the Year 2000 issue as it affects PFL Life's internal IT and non-IT systems, and to assess Year 2000 issues relating to third parties with whom PFL Life has critical relationships.

The Plan for addressing internal systems generally includes an assessment of internal IT and non-IT systems and equipment affected by the Year 2000 issue; definition of strategies to address affected systems and equipment; remediation of identified systems and equipment; internal testing and certification that each internal system is Year 2000 compliant; and a review of existing and revised business resumption and contingency plans to address potential Year 2000 issues. PFL Life has remediated and tested substantially all of its mission-critical internal IT systems as of December 31, 1998. PFL Life continues to remediate and test certain non-critical internal IT systems, internal non-IT systems and will continue with a revalidation testing program throughout 1999.

PFL Life's Year 2000 issues are more complex because a number of its systems interface with other systems not under PFL Life's control. PFL Life's most significant interfaces and uses of third-party vendor systems are in the bank, financial services and trust areas. PFL Life utilizes various banks to handle numerous types of financial and sales transactions. Several of these banks also provide trustee and custodial services for PFL Life's investment holdings and transactions. These services are critical to a financial services company such as PFL Life as its business centers around cash receipts and disbursements to policyholders and the investment of policyholder funds. PFL Life has received written confirmation from its vendor banks regarding their status on Year 2000. The banks indicate their dedication to resolving any Year 2000 issues related to their systems and services prior to December 31, 1999. PFL Life anticipates that a considerable effort will be necessary to ensure that its corrected or new systems can properly interface with those business partners with whom it transmits and receives data and other information (external systems). PFL Life has undertaken specific testing regimes with these third-party business partners and expects to continue working with its business partners on any interfacing of systems. However, the timing of external system compliance cannot currently be predicted with accuracy because the implementation of Year 2000 readiness will vary from one company to another.

Notes to Financial Statements

                          PFL Endeavor Target Account
                               December 31, 1998


5.Year 2000 (Unaudited) (continued)

PFL Life does have some exposure to date sensitive embedded technology such as micro-controllers, but PFL Life views this exposure as minimal. Unlike other industries that may be equipment intensive, like manufacturing, PFL Life is a life insurance, and financial services organization providing insurance, annuities and pension products to its customers. As such, the primary equipment and electronic devices in use are computers and telephone related equipment. This type of hardware can have date sensitive embedded technology which could have Year 2000 problems. Because of this exposure, PFL Life has reviewed its computer hardware and telephone systems, with assistance from the applicable vendors, and has upgraded, or replaced, or is in the process of replacing any equipment that will not properly process date sensitive data in the Year 2000 or beyond. This undertaking has been substantially completed for all operations.

For PFL Life, a reasonably likely worst case scenario might include one or more of PFL Life's significant policyholder systems being non-compliant. Such an event could result in a material disruption of PFL Life's operations. Specifically, a number of PFL Life's operations could experience an interruption in the ability to collect and process premiums or deposits, process claim payments, accurately maintain policyholder information, accurately maintain accounting records, and or perform adequate customer service. Should the worst case scenario occur, it could, dependent upon its duration, have a material impact on PFL Life's business and financial condition. Simple failures can be repaired and returned to production within a matter of hours with no material impact. Unanticipated failures with a longer service disruption period could have a more serious impact. For this reason, PFL Life is placing significant emphasis on risk management and Year 2000 business resumption contingency planning in 1999 by modifying its existing business resumption and disaster recovery plans to address potential Year 2000 issues.

The actions taken by management under the Year 2000 Project Plans are intended to significantly reduce PFL Life's risk of a material business interruption based on the Year 2000 issues. It should be noted that the Year 2000 computer problem, and its resolution, is complex and multifaceted, and any company's success cannot be conclusively known until the Year 2000 is reached. In spite of its efforts or results, PFL Life's ability to function unaffected to and through the Year 2000 may be adversely affected by actions (or failure to act) of third parties beyond our knowledge or control. It is anticipated that there may be problems that will have to be resolved in the ordinary course of business on and after the Year 2000. However, PFL Life does not believe that the problems will have a material adverse affect on PFL Life's operations or financial condition.

Report of Ernst & Young, LLP, Independent Auditors

                          PFL Endeavor Target Account
                               December 31, 1998


The Board of Managers and Contract Owners of the
PFL Endeavor Target Account

We have audited the accompanying statement of assets and liabilities of the PFL Endeavor Target Account including the schedule of investments, as of December 31, 1998, and the related statement of operations and statement of changes in contract owners' equity for the period July 1, 1998 (commencement of operations) through December 31, 1998. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and schedule of investments referred to above present fairly, in all material respects, the financial position of the PFL Endeavor Target Account at December 31, 1998, the results of its operations and the changes in contract owners' equity for the period July 1, 1998 through December 31, 1998 in conformity with generally accepted accounting principles.

                                                /s/ Ernst & Young LLP

Des Moines, Iowa
January 29, 1999

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